UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 12/06/2005

FASTENTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-108365

Delaware	52-2225101
(State or Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8500 Normandale Lake Boulevard

Suite 1230

Minneapolis, MN 55437

(Address of Principal Executive Offices, Including Zip Code)

(952) 921-2090

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion or Acquisition or Disposition of Assets.

On December 12, 2005, FastenTech, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting that its wholly-owned subsidiary, Spiegelberg Manufacturing, Inc., an Ohio corporation (“Spiegelberg”), had completed the acquisition of all of the issued and outstanding capital stock of BNC & Associates, Inc., an Ohio corporation (“BNC”). The Initial 8-K stated that the financial statements required by Item 9.01 would be filed no later than 71 days after the date that the Initial 8-K was required to be filed. This Current Report on Form 8-K/A amends the Initial 8-K to provide the financial statements required to be filed under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Attached hereto as Exhibit 99.1 are the audited financial statements of BNC as of and for the nine months ended March 31, 2005. Attached hereto as Exhibit 99.2 are the unaudited financial statements of BNC as of and for the six months ended September 30, 2005.

(b)	Pro forma financial information.

Attached hereto as Exhibit 99.3 are the unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2005 and the related unaudited pro forma condensed consolidated statement of income for the year ended September 30, 2005, referred to collectively herein as the “pro forma financial information.”

The pro forma financial information is presented to illustrate the effects of the acquisition on the historical financial position and operating results of the Company and BNC.

The unaudited pro forma condensed consolidated balance sheet at September 30, 2005 gives effect to the acquisition as if it had occurred as of that date. The unaudited pro forma condensed consolidated statement of income for the year ended September 30, 2005 gives effect to the acquisition as if it had occurred as of October 1, 2004.

The pro forma financial information has been derived from, and should be read in conjunction with, the historical consolidated financial statements, including the notes to such statements, of the Company and BNC. For the Company, those financial statements are included in the Company’s Form 10-K for the year ended September 30, 2005. For BNC, those financial statements are attached hereto.

The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been consummated as of the dates indicated. In particular, the pro forma financial information includes the pro forma adjustments based upon currently available information and upon assumptions that management believes are reasonable. The adjustments included in the pro forma financial information represent the preliminary determination of these adjustments based upon available information. The Company cannot assure you that the actual adjustments will not differ from the pro forma adjustments reflected in the pro forma financial information.

(d)	Exhibits

99.1	Audited financial statements of BNC as of and for the nine months ended March 31, 2005.

99.2	Unaudited financial statements of BNC as of and for the six months ended September 30, 2005.

99.3	Unaudited pro forma condensed consolidated financial information of the Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENTECH, INC.

Date: February 10, 2006	By:	/s/ Michael R. Elia
Michael R. Elia
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Description

99.1	Audited financial statements of BNC as of and for the nine months ended March 31, 2005.

99.2	Unaudited financial statements of BNC as of and for the six months ended September 30, 2005.

99.3	Unaudited pro forma condensed consolidated financial information of the Company.